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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): FEBRUARY 25, 1997


                               BROOKE GROUP LTD.
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                  1-5759                                 51-0255124
         (Commission File Number)         (I.R.S. Employer Identification No.)

  100 S.E. SECOND STREET, MIAMI, FLORIDA                  33131
  (Address of principal executive offices)              (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

                                 EXHIBIT INDEX

                    23.4 Consent of Coopers and Lybrand L.L.P. relating to
                         Brooke Group Ltd.'s registration statements on Form S-3 (No. 33-38869 and No. 33-63119).







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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BROOKE GROUP LTD.



                               By: /s/ Richard J. Lampen
                                   -------------------------------
                               Name:   Richard J. Lampen
                               Title:  Executive Vice President



Date:  February 26, 1997




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                               INDEX TO EXHIBITS



                                                                 Sequentially
Exhibit No.                        Exhibit                       Numbered Page
------------------------------------------------------------------------------
23.4       Consent of Coopers and Lybrand L.L.P. relating to
           Brooke Group Ltd.'s registration statements on Form
           S-3 (No. 33-38869 and No. 33-63119).







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